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Patricia F. Russo, Chairman and CEO of Lucent Technologies Inc., sent the following letter to employees on April 2, 2006:


            ********************************************************
                       LUCENT TECHNOLOGIES TODAY NEWSFLASH
                              Sunday, April 2, 2006
            ********************************************************

In This Issue:

* A Message from Pat Russo

            ********************************************************

Dear Colleagues,

  As you know, Lucent and Alcatel announced this morning that we have signed a definitive merger agreement to create the first truly global communications solutions provider.
This combination of two experienced and well-respected global communications leaders represents a strategic fit of vision, geography, solutions and people.

  The combined company created by this merger of equals will be incorporated in France, with executive offices in Paris. However, the North American operations and global Bell Labs headquarters will be in New Jersey. Further information about the terms and structure of the transaction can be found in our joint press release, which can be accessed at the following link:
HTTP://WWW.LUCENT.COM/PRESS/0406/060402.COA.HTML

  Obviously, today's news signals the beginning of an exciting new chapter for our company. But as with any significant change, it is natural for such excitement to be accompanied by apprehension. With that in mind, I wanted to briefly speak to the rationale behind the transaction, the benefits this merger will provide and our vision for the future of our combined company.

WHY MERGE?  WHY NOW?

As you know, our two companies considered such a merger in 2001. Since then, our industry has undergone tremendous change, and both Lucent and Alcatel have individually adapted with more streamlined operations, stronger financials and the introduction of innovative solutions for converged services. As a result, we each come to today's announcement from a much stronger position than we did when we explored this option five years ago.

  Despite this, it is clear that what we can accomplish together exceeds what we could do alone. Thanks to the progress both companies have made and the opportunities we see ahead, our new company will be well-positioned to enhance long-term value for our shareowners, customers and employees. Together we will have:

* A stronger financial base
* Clear leadership in next-gen networks as the global leader in convergence

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* The broadest portfolio of products and services in the
  industry
* Deep relationships with every major service provider
* A growing momentum in high-end enterprise technologies and markets
* The industry's premier R&D capabilities, including Bell
  Labs
* An experienced international management team with a common vision and proven track record
* An enhanced global footprint with presence in more than 130 countries

HELPING CUSTOMERS ADDRESS NEW CHALLENGES

This strategic combination makes sense for both of our companies -- and our customers -- because of three industry forces: Competition, Consolidation and Convergence.

  Competition: Our customers' competitive landscape is rapidly changing as the telecom, media and Internet worlds continue to converge. At the same time, we are seeing increased competition among our direct competitors.

  Consolidation: As the industry continues to consolidate, our customers will benefit from a partner with the ability to design, build and manage their networks to deliver the advanced communications experience that end-users are seeking.

  Convergence: Our customers are experiencing greater complexity as they strive to deliver converged services, seamlessly and securely, across a variety of networks and devices.

  In the end, the winners in this industry will be defined by who responds most quickly, and with the most agility, to these changing dynamics. This merger will create the broadest wireless, wireline and services portfolio in the industry, and we will be in great position to address these dynamics.

CREATING A TRULY GLOBAL FORCE

This merger also represents a strong geographic match. For the past four years, you have heard me talk about the importance of being a truly global company. With this merger, we will become just that. A quick look at the numbers confirms this. While Lucent gets 66 percent of its revenues from North America and Alcatel gets about half of its revenues from Europe, the combined company will have a more balanced global presence -- with about a third coming from North America, about a third from Europe, and about a third from a combination of the Caribbean and Latin
America, the Middle East, Africa, Asia and the Pacific region.

BELL LABS

I know some of you may have questions about the future of

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Bell Labs,especially considering its ongoing work with the
U.S. government. First let me assure you that Bell Labs will continue to be one of the driving forces behind our success. In fact, this merger will enable us to accelerate our investments in the types of innovative R&D that have been Bell Labs' calling card. When combined with the R&D resources of Alcatel, we will have one of the industry's largest R&D organizations and a distinct time-to-market advantage.

NEW SUBSIDIARY TO BE CREATED

The combined company intends to form a separate, independent U.S. subsidiary holding certain contracts with U.S. government agencies. This subsidiary would be separately managed by a board, to be composed of three independent U.S. citizens acceptable to the U.S. government. This type of structure is routinely used to protect certain government programs in the course of mergers involving non-U.S. parties.

IMPACT ON OUR GLOBAL EMPLOYEE BASE

While I recognize this announcement is being met with mixed emotions due to the eventual workforce reductions that will accompany it, I truly believe that in the long run, this transaction will generate exciting new possibilities for our employees through an enhanced ability to invest in innovation and the increased availability of global growth opportunities.

  This transaction is expected to take six to 12 months to be completed. In the meantime, both companies will continue to operate their businesses independently. Therefore, we need to remain focused on serving our customers and delivering on our commitments.

  As I wrote in my letter on March 24, I have seen you achieve incredible feats over the last four years in bringing Lucent back to profitability. Your accomplishments have positioned us to enter into this merger from a position of strength and will give the combined company a decisive advantage as we work to seize the opportunities that lie before us. In Alcatel, we have found a merger partner that has a common vision of where networks are going, a common understanding of customer needs and a common culture of technical excellence. All of this leads me to one conclusion: the future of our combined company is a bright one.

  I look forward to sharing in that future with this incredibly talented team. I know you will bring the same innovative spirit, technical excellence and integrity that have always defined us to this next chapter of our story.

  I will be in Paris on Monday co-hosting events for the media and analyst communities. In my absence, Frank
D'Amelio will host a webcast on Monday at 1:30 p.m. Eastern time to provide further details on the transaction. I will

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be back in New Jersey Tuesday morning to host an All-
Employee Broadcast, and I look forward to speaking with you and answering your questions about this transaction.

Sincerely,

Pat

*********************************************************

[To read Lucent's Safe Harbor for Forward Looking
Statements, cut and paste the following URL in its entirety into your browser:
HTTP://MYLUCENT.APP.LUCENT.COM/PLS/PORTAL30/DOCS/FOLDER/CONT_PR/WTS/SAFE.HTML

*********************************************************
Lucent Technologies Today is published by Lucent PR for
the people of Lucent. It is not intended for external
audiences.
*********************************************************

SAFE HARBOR FOR FORWARD LOOKING STATEMENTS AND OTHER IMPORTANT INFORMATION:

This communication contains statements regarding the proposed transaction between Lucent and Alcatel, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the proposed transaction and other statements about Lucent and Alcatel's managements' future expectations, beliefs, goals, plans or prospects that are based on current expectations, estimates, forecasts and projections about Lucent and Alcatel and the combined company, as well as Lucent's and Alcatel's and the combined company's future performance and the industries in which Lucent and Alcatel operate and the combined company will operate, in addition to managements' assumptions. These statements constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements which are not statements of historical facts. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to assess. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. These risks and uncertainties are based upon a number of important factors including, among others: the ability to consummate the proposed transaction; difficulties and delays in obtaining regulatory approvals for the proposed transaction; difficulties and delays in achieving synergies and cost savings; potential difficulties in meeting conditions set forth in the definitive merger agreement entered into by Lucent and Alcatel; fluctuations in the telecommunications market; the pricing, cost and other risks inherent in long-term sales agreements; exposure to the credit risk of customers; reliance on a limited number of contract manufacturers to supply products we sell; the social, political and economic risks of our respective global operations; the costs and risks associated with pension and postretirement benefit obligations; the complexity of products sold; changes to existing regulations or technical standards; existing and future litigation; difficulties and costs in protecting intellectual property rights and exposure to infringement claims by others; and compliance with environmental, health and safety laws. For a more complete list and description of such risks and uncertainties, refer to Lucent's Form 10-K for the year ended September 30, 2005 and Alcatel's Form 20-F for the year ended December 31, 2005 as well as other filings by Lucent and Alcatel with the US Securities and Exchange Commission. Except as required under the US federal securities laws and the rules and regulations of the US Securities and Exchange Commission, Lucent and Alcatel disclaim any intention or obligation to update any forward-looking statements after the distribution of this communication, whether as a result of new information, future events, developments, changes in assumptions or otherwise.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Alcatel and Lucent intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including the filing by Alcatel with the SEC of a Registration Statement on Form F-6 and a Registration Statement on Form F-4 (collectively, the "Registration Statements"), which will include a preliminary prospectus and related materials to register the Alcatel American Depositary Shares ("ADS"), as well as the Alcatel ordinary shares underlying such Alcatel ADSs, to be issued in exchange for Lucent common shares, and Lucent and Alcatel plan to file with the SEC and mail to their respective stockholders an Proxy Statement/Prospectus relating to the proposed transaction. The Registration Statements and the Proxy Statement/Prospectus will contain important information about Lucent, Alcatel, the transaction and related matters. Investors and security holders are urged to read the Registration Statements and the Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus and other documents filed with the SEC by Lucent and Alcatel through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statements and the Proxy Statement/Prospectus when they become available from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500 and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.

  Lucent and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Lucent's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on or about January 3, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Lucent by contacting Investor Relations at www.lucent.com, by mail to 600 Mountain Avenue, Murray Hill, New Jersey 07974 or by telephone at 908-582-8500.

     Alcatel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lucent in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Alcatel's Form 20-F filed with the SEC on March 31, 2006. This document is available free of charge at the SEC's web site at www.sec.gov and from Alcatel by contacting Investor Relations at www.alcatel.com, by mail to 54, rue La Boetie, 75008 Paris, France or by telephone at 33-1-40-76-10-10.